UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2011 (March 30, 2011)

RADIATION THERAPY SERVICES

HOLDINGS, INC.

 (Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2011, Radiation Therapy Services, Inc. (“RTS”) and Aurora Technology Development, LLC (“ATD”), each then existing guarantor under the Indenture (the “Existing Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into a supplemental indenture (the “Fourth Supplemental Indenture”), supplementing the Indenture, dated as of April 20, 2010 (as supplemented by the First Supplemental Indenture, dated as of June 24, 2010, the Second Supplemental Indenture, dated as of September 29, 2010, the Third Supplemental Indenture, dated as of March 1, 2011, and as otherwise amended, supplemented, waived or modified, the “Indenture”), among RTS, the Existing Guarantors and the Trustee, pursuant to which RTS has issued  $376,250,000 in aggregate principal amount of 97/2% Senior Subordinated Notes due 2017 (the “Notes”).  Pursuant to the Fourth Supplemental Indenture, ATD became a guarantor of RTS’s obligations under the Notes.

In addition, in accordance with the requirements of the Credit Agreement, dated as of February 21, 2008, as amended, among Radiation Therapy Services Holdings, Inc. (“Parent”), RTS, the lenders from time to time party thereto, Wells Fargo Bank, N.A. (as successor to Wachovia Bank, National Association), as administrative agent and the other financial institutions party thereto, on March 31, 2011, ATD entered into Supplement No. 12 (“Supplement No. 12”) to the Guaranty and Collateral Agreement (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), dated as of February 21, 2008, among Parent, RTS, certain subsidiaries of RTS listed therein (the “Subsidiary Guarantors”) and Wells Fargo Bank, N.A. (as successor to Wachovia Bank, National Association), as collateral agent (in such capacity, the “Collateral Agent”).  Pursuant to Supplement No. 12, ATD agreed to become a Subsidiary Guarantor under the Collateral Agreement and agreed to all the terms and provisions of the Collateral Agreement applicable to a Subsidiary Guarantor and Grantor (as defined in the Collateral Agreement).  Further, Supplement No. 12 provides, among other things, that ATD grant to the Collateral Agent a security interest in and lien on all of its respective right, title and interest in and to the Collateral (as defined in the Collateral Agreement).

The foregoing descriptions of the Fourth Supplemental Indenture and Supplement No. 12 are not complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 4.1 and 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1

Fourth Supplemental Indenture, dated as of March 30, 2011, by and among Aurora Technology Development, LLC, Radiation Therapy Services, Inc. each other then existing guarantor named therein and Wells Fargo Bank, National Association (incorporated by reference. to Radiation Therapy Services, Inc.’s Registration Statement on Form S-4 filed on March 31, 2011).

10.1

Supplement No. 12, dated as of March 31, 2011 between Aurora Technology Development, LLC and Wells Fargo Bank, N.A., to the Guaranty and Collateral Agreement, dated as of February 21, 2008, among Radiation Therapy Services Holdings, Inc., Radiation Therapy Services, Inc., certain subsidiaries of Radiation Therapy Services, Inc. listed therein and Wells Fargo Bank, N.A. (incorporated by reference. to Radiation Therapy Services, Inc.’s Registration Statement on Form S-4 filed on March 31, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES, INC.

Date: April 5, 2011	By:	/s/ Kerrin E. Gillespie
		Name:	Kerrin E. Gillespie
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Fourth Supplemental Indenture, dated as of March 30, 2011, by and among Aurora Technology Development, LLC, Radiation Therapy Services, Inc. each other then existing guarantor named therein and Wells Fargo Bank, National Association (incorporated by reference. to Radiation Therapy Services, Inc.’s Registration Statement on Form S-4 filed on March 31, 2011).

10.1

Supplement No. 12, dated as of March 31, 2011 between Aurora Technology Development, LLC and Wells Fargo Bank, N.A., to the Guaranty and Collateral Agreement, dated as of February 21, 2008, among Radiation Therapy Services Holdings, Inc., Radiation Therapy Services, Inc., certain subsidiaries of Radiation Therapy Services, Inc. listed therein and Wells Fargo Bank, N.A. (incorporated by reference. to Radiation Therapy Services, Inc.’s Registration Statement on Form S-4 filed on March 31, 2011).